UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 4, 2007
                                                        ----------------

                             Transbotics Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-18253                   56-1460497
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


    3400 Latrobe Drive Charlotte, NC                                28211
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(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (704) 362-1115


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation.
          ------------------------------------------

On November 30, 2007, the Company issued $600,000 of Subordinated Notes to four accredited investors. The Principal amounts and holders of the particular Notes are as follows: John H. Robison Irrevocable Trust $262,500, Curt Kennington $150,000, Anthony William Packer Rollover IRA $150,000 and Stephen B. Robison Irrevocable Trust $37,500. The Notes bear 6% per annum and payable quarterly in arrears beginning February 29, 2008. Principal and unpaid interest shall be payable on November 30, 2017.

Each Note is subject to prepayment in whole or in part, by the Company upon the Company's providing thirty (30) days prior written notice to the holder and its payment of the principal of and accrued interest on the Note(s). The Holders of the Notes have been granted a limited conditional right of early payment as hereafter described, the holders may, by written notice delivered to the Company at any time during the thirty (30) day period following the occurrence (as evidenced by the Company's filing of the Form 10-KSB) of a Minimum Net Income Year (as defined below), demand a prepayment not to exceed, respectively:
$87,500.00 for John H. Robison Irrevocable Trust, $50,000 for Curt Kennington, $50,000 for Anthony William Packer Rollover IRA and $12,500 for Stephen B. Robison Irrevocable Trust. The holders of the notes may exercise such demand right independently.

A Minimum Net Income Year shall mean, for any fiscal year of the Company's operations commencing with the Company's November 30, 2008 fiscal year, the Company's recording of at least Four Hundred Thousand Dollars ($400,000) of net income (as reported in the Company's Form 10-KSB for such annual period). The Holders of these Notes are entitled to only one such prepayment during any single fiscal year of the Company during the term of these Notes. The payment(s) shall be made no later than thirty (30) days after Company's receipt of a timely notice from Holder(s).

The net proceeds to the Company from the sale of these Notes is approximately $580,000 ( after deducting related offering expenses). The Company intends to apply such proceeds against its bank line of credit and apply the remainder of such proceeds to working capital needs and other general corporate purposes.

Item 3.02 Unregistered Sales of Equity Securities.
          ----------------------------------------

On November 30, 2007, the Company issued four (4) Warrants to purchase Common Stock of Transbotics Corporation for a total of Two (2) Million shares, as a condition for the Company issuing $600,000 of Subordinated Notes to four accredited investors on November 30, 2007. The warrants issued expire November 30, 2011 and the purchase price per share under each of the warrants is $0.40. The table below identifies the Holders and the number of shares authorized for the warrants issued:

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                                Number of
Common Stock Warrant No.   Unregistered Shares               Holder
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            1                     875,000                John H. Robison
                                                        Irrevocable Trust
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            2                     125,000              Stephen B. Robison
                                                        Irrevocable trust
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            3                     500,000                 Curt Kennington
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            4                     500,000            Anthony William Packard
                                                           Rollover IRA
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


Item 5.01 Changes in Control of Registrant.
          ---------------------------------

No change in control has occurred by the issuance of the above warrants as described in section 3.02. Should the warrants be exercised and converted to shares of Common Stock by the warrant holders, Mr. John R. Robison, Mr. Curt Kennington and Mr. Anthony William Packer would, when combined with affiliated holdings, own more than 50% of the issued and outstanding shares. There is no shareholder agreement between these shareholders.

Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

          Exhibit 99.1:  Copy of press release announcing new working capital
          Exhibit 99.2: 6% Subordinated Note in the amount of $262,500 between Transbotics Corporation and John H. Robison Irrevocable Trust dated November 30, 2007.
          Exhibit 99.3: Warrant to Purchase Common Stock of Transbotics Corporation by John H. Robison Irrevocable Trust; Warrant No.1 in the amount of 875,000 shares at $0.40 a share.
          Exhibit 99.4: 6% Subordinated Note in the amount of $37,500 between Transbotics Corporation and Stephen B. Robison Irrevocable Trust dated November 30, 2007.
          Exhibit 99.5: Warrant to Purchase Common Stock of Transbotics Corporation by Stephen B. Robison Irrevocable Trust; Warrant No.2 in the amount of 125,000 shares at $0.40 a share.
          Exhibit 99.6: 6% Subordinated Note in the amount of $150,000 between Transbotics Corporation and Curt Kennington dated November 30, 2007.
          Exhibit 99.7: Warrant to Purchase Common Stock of Transbotics Corporation by Curt Kennington; Warrant No.3 in the amount of 500,000 shares at $0.40 a share.
          Exhibit 99.8: 6% Subordinated Note in the amount of $150,000 between Transbotics Corporation and Anthony William Packer Rollover IRA dated November 30, 2007.
          Exhibit 99.9: Warrant to Purchase Common Stock of Transbotics Corporation by Anthony William Packer Rollover IRA; Warrant No. 4 in the amount of 500,000 shares at $0.40 a share.

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


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Transbotics Corporation



Date: December 4, 2007                              By: /s/ Charles W. Robison
                                                        ------------------------
                                                        Charles W. Robison
                                                        CEO

                                                    By: /s/ Claude Imbleau
                                                        ------------------------
                                                        Claude Imbleau
                                                        Chief Financial Officer

                                                    By: /s/ Todd Plyler
                                                        ------------------------
                                                        Todd Plyler
                                                        Chief Accounting Officer

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


                                  EXHIBIT INDEX
                                  -------------



Exhibit No.              Description
-----------              -----------

          Exhibit 99.1:  Copy of press release announcing new working capital
          Exhibit 99.2: 6% Subordinated Note in the amount of $262,500 between Transbotics Corporation and John H. Robison Irrevocable Trust dated November 30, 2007.
          Exhibit 99.3: Warrant to Purchase Common Stock of Transbotics Corporation by John H. Robison Irrevocable Trust; Warrant No.1 in the amount of 875,000 shares at $0.40 a share.
          Exhibit 99.4: 6% Subordinated Note in the amount of $37,500 between Transbotics Corporation and Stephen B. Robison Irrevocable Trust dated November 30, 2007.
          Exhibit 99.5: Warrant to Purchase Common Stock of Transbotics Corporation by Stephen B. Robison Irrevocable Trust; Warrant No.2 in the amount of 125,000 shares at $0.40 a share.
          Exhibit 99.6: 6% Subordinated Note in the amount of $150,000 between Transbotics Corporation and Curt Kennington dated November 30, 2007.
          Exhibit 99.7: Warrant to Purchase Common Stock of Transbotics Corporation by Curt Kennington; Warrant No.3 in the amount of 500,000 shares at $0.40 a share.
          Exhibit 99.8: 6% Subordinated Note in the amount of $150,000 between Transbotics Corporation and Anthony William Packer Rollover IRA dated November 30, 2007.
          Exhibit 99.9: Warrant to Purchase Common Stock of Transbotics Corporation by Anthony William Packer Rollover IRA; Warrant No. 4 in the amount of 500,000 shares at $0.40 a share.

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